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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):May 2, 2001



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)


Vermont                                 0-7974               03-0228404
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)


Two Burlington Square, Burlington, Vermont                   05401
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (802) 660-1410



                                Not Applicable
                        (Former name or former address,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS

On May 2, 2001 Chittenden Corporation (NYSE: CHZ) Chairman, President and Chief Executive Officer, Paul A. Perrault announced that Owen W. Wells joined the Board of Chittenden Corporation and Chittenden Bank. A copy of the press release dated May 2, 2001 is attached as an exhibit to this Form 8-K.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CHITTENDEN CORPORATION
(Registrant)

BY: /s/ F. Sheldon Prentice
          Senior Vice President, General Counsel and Secretary


DATE:  May 2, 2001
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                               INDEX TO EXHIBITS



EXHIBIT NUMBER                                              PAGE NUMBER

     (99)      Additional Exhibits                               5

               Press Release Relating to Announcement
               Chittenden Adds Wells to Board